Cambria ETF Trust

Cambria Global Income and Currency Strategies ETF (FXFX)
Cambria Emerging Shareholder Yield ETF (EYLD)

Supplement dated July 14, 2016 to the Statutory Prospectus and
Statement of Additional Information (“SAI”) dated September 1, 2015

Cambria Global Income and Currency Strategies ETF

Shares of the Cambria Global Income and Currency Strategies ETF are not currently available for purchase.

Cambria Emerging Shareholder Yield ETF

Effective immediately, Cambria Emerging Shareholder Yield ETF (the “Fund”) is listed and traded on BATS Exchange, Inc.  Accordingly, each reference to the Fund’s listing exchange is hereby replaced with a reference to BATS Exchange, Inc.  Further, the definition of the “Exchange” in both the Prospectus and SAI is hereby revised to include both NYSE Arca, Inc. and BATS Exchange, Inc.  Lastly, each reference to “NYSE Arca” under the “Index Provider and Disclaimers” section of the Prospectus is hereby replaced with “the Exchange.”

In addition, effective immediately, the Standard Transaction Fee for the Fund, noted under “Transaction Fees” in the “Transactions in Creation Units” section of the SAI, is $3,500. The Transaction Fee may be higher for transactions outside the Clearing Process.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CIM-SK-007-0100